Long-Term Debt - Covenants (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2016	Dec. 31, 2015	Jun. 30, 2015	Dec. 31, 2014
Debt Instrument [Line Items]
Debt Instrument Covenant Description

The loan agreements include, among other covenants, covenants requiring the Company to obtain the lenders’ prior consent in order to incur or issue any financial indebtedness, additional borrowings, pay dividends in an amount more than 50% of cumulative net income (as defined in the related agreements), sell vessels and assets, and change the beneficial ownership or management of the vessels. Also, the covenants require the Company to maintain a minimum liquidity, not legally restricted, of $79,030 at June 30, 2016 and $74,110 at December 31, 2015, a minimum hull value in connection with the vessels’ outstanding loans and insurance coverage of the vessels against all customary risks. Three loan agreements require the Company to maintain throughout the security period, an aggregate credit balance in a deposit account of $3,250 and two other loan agreements a monthly pro rata transfer to a retention account of any principal due but unpaid.

Debt Instrument Covenant Compliance

As at June 30, 2016, the Company and its wholly and majority owned subsidiaries were compliant with financial covenants in its loan agreements , relating to the leverage ratio and the value-to-loan requirements in all but one of the thirty-seven loans, which had a shortfall of $925, remedied on August 4, 2016 upon settlement of the next repayment installment.

Cash and cash equivalents	$ 253,927	$ 289,676	$ 278,927	$ 202,107
Minimum liquidity requirement
Debt Instrument [Line Items]
Cash and cash equivalents	79,030	74,110
Working capital	1,574	$ 34,984
Three loan agreements
Debt Instrument [Line Items]
Held in deposit account	3,250
One Loan
Debt Instrument [Line Items]
Value to loan covenant shortfall	$ 925